UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : May 12, 2015

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 12, 2015, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) held our 2015 Annual Meeting of Stockholders. Stockholders holding 78,988,143 shares of common stock (being the only class of shares entitled to vote at the meeting), or 93.8%, of our 84,240,135 outstanding shares of common stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on three proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A. The proposals submitted for a vote and the related results of the stockholders’ votes were as follows:

Proposal No. 1: To elect ten directors to terms expiring in 2016. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Philip Calian	75,512,649	299,502	3,175,992
David Contis	75,446,815	365,336	3,175,992
Thomas Dobrowski	75,410,689	401,462	3,175,992
Thomas Heneghan	75,277,196	534,955	3,175,992
Marguerite Nader	75,552,627	259,524	3,175,992
Sheli Rosenberg	71,291,013	4,521,138	3,175,992
Howard Walker	75,240,674	571,477	3,175,992
Gary Waterman	75,410,470	401,681	3,175,992
William Young	75,516,717	295,434	3,175,992
Samuel Zell	73,845,776	1,966,375	3,175,992
Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2015. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	78,827,593	158,049	2,501	—
Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	74,837,717	966,201	8,233	3,175,992

Item 8.01    Other Events

On May 12, 2015, our Board of Directors declared a cash dividend of $0.375 per common share, representing, on an annualized basis, a dividend of $1.50 per common share. The dividend will be paid on July 10, 2015 to stockholders of record on June 26, 2015. Our Board of Directors also declared a dividend of $0.421875 per depositary share (each representing 1/100 of a share of our 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock) (NYSE: ELSPrC), which represents, on an annualized basis, a dividend of $1.6875 per depositary share.  The dividend will be paid on June 30, 2015 to stockholders of record on June 19, 2015.
This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of recent acquisitions on us. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2015 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the properties under the Codification Topic “Revenue Recognition;”

•
the outcome of pending or future lawsuits filed against us by tenant groups seeking to limit rent increases and/or seeking large damage awards for our alleged failure to properly maintain certain properties or other tenant related matters, such as the case currently pending in the California Court of Appeal, Sixth Appellate District, Case No. H041913, involving our California Hawaiian manufactured home property, including any further proceedings on appeal or in the trial court; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 386 quality properties in 32 states and British Columbia consisting of 143,541 sites. We are a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By:/s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Date: May 13, 2015